BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
ANNUAL REPORT TO SHAREHOLDERS
SEPTEMBER 30, 2002

                         BLACKROCK STRATEGIC PORTFOLIO I

TOTAL ASSETS (9/30/02): $31.3 million

PERFORMANCE BENCHMARK:  Lehman Brothers Aggregate Index

INVESTMENT APPROACH:    Seeks to maximize total return through the investment
                        in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:

o Expectations for a near-term economic recovery fluctuated over the annual period. This caused considerable volatility in the domestic as well as global bond markets as investors priced in varying degrees of Federal Reserve (Fed) action. Upon entering the period, the markets were positioned in anticipation of monetary easing by the major central banks. However, these trends quickly reversed, as there was increasing evidence that a strong economic recovery was underway. Many bond markets began to anticipate an increase in short-term interest rates, and fixed income markets came under pressure throughout most major countries. Halfway through the annual period, a sharp down-trade in the U.S. dollar and weakness in global equity markets erased hopes for an imminent economic recovery. As the end of the period approached, weakness in global equity markets continued to set the tone, driving fixed income valuations higher, most notably in the U.S. In line with its investment strategy, the Portfolio continued to seek opportunistic allocations in non-dollar bonds. During the fiscal year, the Portfolio's primary positions in foreign markets were concentrated in European, Canadian and New Zealand securities.

o Throughout the fiscal year, the Portfolio maintained a significant allocation to European bonds. We found the fixed income environment in Europe attractive with a slowing economy and declining inflation readings since the beginning of 2002. Over the final month of the period, weakness in European business conditions and consumer confidence was underscored by further declines in several equity markets. After slightly reducing our position over the middle of the period, we added to our allocation over the final quarter, as we believed that European bonds offered good value relative to the U.S. Overall, indicators point towards a sluggish environment in European economies and a potential near-term interest rate cut by the European Central Bank (ECB).

o Following two rate reductions at the beginning of the period, the Canadian market entered 2002 with a more rapid economic rebound than many had initially anticipated. In an effort to curb inflation, the Bank of Canada
   (BoC) subsequently tightened rates three times for a total of 75 basis points (0.75%). Despite strength in the Canadian economy, the Portfolio found attractive opportunities relative to the U.S. As the period began, Canadian Government securities were trading at historically wide levels relative to their U.S. counterparts, prompting the Portfolio to hold an increased allocation. Over much of the period, we maintained a reduced exposure to Canada on the heels of considerable economic strength. As the period drew to a close, yield spreads of Canadian 10-year bonds again widened to historically high levels relative to the U.S. and we accordingly took the opportunity to add to our position.

o With regards to monetary policy, the Reserve Bank of New Zealand (RBNZ) conducted itself in a similar manner as the BoC. Following a reduction of 50 basis points in November 2001, the RBNZ raised the Official Cash Rate in four consecutive meetings, the first of which took place in March 2002. Although this is usually seen as a negative for fixed income, significant opportunities have arisen throughout the period on a relative basis to the U.S. bond market. The Portfolio increased its allocation to New Zealand throughout the first half of the period as yields on 10-year government bonds traded at attractive levels to those in the U.S. After decreasing our exposure through the latter half of the fiscal year, spreads of New Zealand 10-year government securities once again spiked to high levels relative to U.S. Treasuries, and we took the opportunity to increase our exposure at the end of the period.

Although the portfolio holdings and sectors listed above were current as of the end of the annual period ended September 30, 2002, the Portfolio is actively managed and the composition will vary.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC
            PORTFOLIO I AND THE LEHMAN BROTHERS AGGREGATE INDEX FROM
                      INCEPTION AND AT EACH ANNUAL PERIOD.

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC


                       Strategic Portfolio I       Lehman Aggregate Index
      10/6/1997               $10,000                    $10,000
         Dec-97                10,141                     10,101
         Mar-98                10,303                     10,135
         Jun-98                10,516                     10,221
         Sep-98                11,084                     10,461
         Dec-98                11,136                     10,492
         Mar-99                11,131                     10,550
         Jun-99                11,163                     10,516
         Sep-99                11,289                     10,638
         Dec-99                11,348                     10,667
         Mar-00                11,477                     10,902
         Jun-00                11,671                     11,129
         Sep-00                11,849                     11,199
         Dec-00                12,839                     11,670
         Mar-01                13,266                     12,024
         Jun-01                13,104                     12,092
         Sep-01                13,687                     12,649
         Dec-01                13,981                     12,655
         Mar-02                14,016                     12,667
         Jun-02                14,854                     13,135
         Sep-02                15,021                     13,737


                            Performance as of 9/30/02



                  STRATEGIC PORTFOLIO I - AVERAGE ANNUAL RETURN
               1 Yr               3 Yr           From Inception
               9.74%             11.19%               9.22%

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                             STATEMENT OF NET ASSETS
                         BlackRock Strategic Portfolio I

AS OF SEPTEMBER 30, 2002

                                                         PAR
                                        MATURITY        (000)         VALUE
                                        --------       -------     ------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 32.6%
 Federal Home Loan Mortgage Corporation
   4.63%
 (Cost $9,585,322)                      02/15/07      $ 10,000      $10,180,949
                                                                   ------------
FOREIGN BONDS -- 38.6%

CANADA -- 14.7%
 Government of Canada
   6.00%(b)                             06/01/11         4,773(c)     3,251,719
 Province of Ontario
   6.10%                                11/19/10         2,000(c)     1,349,834
                                                                   ------------
                                                                      4,601,553
                                                                   ------------

 NEW ZEALAND -- 23.9%
 Government of New Zealand
   6.00%                                11/15/11        16,000(c)     7,480,483
                                                                   ------------
TOTAL FOREIGN BONDS
 (Cost $11,029,863)                                                  12,082,036
                                                                   ------------

                                                     PAR/SHARES
                                                        (000)
                                                     ----------

SHORT TERM INVESTMENTS -- 25.1%
 Federal Home Loan Bank Discount Notes
   1.40%                                10/01/02         6,500        6,500,000
 Galileo Money Market Fund                               1,347        1,346,699
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $7,846,699)                                                    7,846,699
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
 (Cost $28,461,884(a))                                   96.3%       30,109,684


OTHER ASSETS IN EXCESS OF LIABILITIES                     3.7%        1,143,456
                                                        ------     ------------

NET ASSETS
 (Applicable to 3,522,675 Shares)                       100.0%     $ 31,253,140
                                                        ======     ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($31,253,140 / 3,522,675)                                                 $8.87
                                                                          =====

--------------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation on a tax basis is $1,647,800.
(b) Securities, or a portion thereof, pledged as collateral with a value of $1,461,348 on 159 short U.S. Treasury Note futures contracts, 54 long Canadian Government Bond futures contracts, and 127 long Euro Bund futures contracts expiring December 2002. The value of such contracts on September 30, 2002 was $36,225,773, with an unrealized loss of $336,324.
(c)  In local currency.


                 See Accompanying Notes to Financial Statements.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                             For the Year
                                                                            Ended 9/30/02
                                                                            -------------

Investment Income:
     Interest                                                                $ 1,829,655
                                                                             -----------

Expenses:
     Investment advisory fee                                                      65,609
     Administration fee                                                           75,450
     Custodian fee                                                                29,974
     Transfer agent fee                                                           10,239
     Legal and audit                                                                 591
     Registration fees and expenses                                                  251
     Trustees' fees                                                                   89
     Other                                                                         1,446
                                                                             -----------
                                                                                 183,649
Less fees waived                                                                 (98,357)
                                                                             -----------

        Total operating expenses                                                  85,292
                                                                             -----------
Interest expense                                                                 192,374
                                                                             -----------
        Total expenses                                                           277,666
                                                                             -----------
Net investment income                                                          1,551,989
                                                                             -----------


Realized and unrealized gain (loss) on investments and foreign currency transactions:
     Net realized gain (loss) from:
     Investment transactions                                                     116,283
     Futures                                                                    (255,490)
     Foreign currency and forward foreign currency transactions                1,615,901
                                                                             -----------
                                                                               1,476,694
                                                                             -----------

Change in unrealized appreciation (depreciation) from:
     Investments                                                               1,522,948
     Futures                                                                    (331,150)
     Foreign currency and forward foreign currency transactions               (1,100,660)
                                                                             -----------
                                                                                  91,138
                                                                             -----------

Net gain on investments, futures, and foreign currency transactions            1,567,832
                                                                             -----------

Net increase in net assets resulting from operations                         $ 3,119,821
                                                                             ===========

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       For the             For the
                                                                                      Year Ended          Year Ended
                                                                                       9/30/02            9/30/01(1)
                                                                                     ------------       ------------

Increase (decrease) in net assets:
Operations:

     Net investment income                                                           $  1,551,989       $  1,817,260

     Net realized gain on investments, futures contracts and foreign currency
           related transactions                                                         1,476,694          1,535,565

     Net unrealized gain on investments, futures contracts and foreign currency
           related transactions                                                            91,138          1,167,605
                                                                                     ------------       ------------
     Net increase in net assets resulting from operations                               3,119,821          4,520,430
                                                                                     ------------       ------------

Distributions to shareholders from:

     Net investment income                                                             (2,916,702)        (2,250,401)

     Short-term and foreign currency gains                                             (1,161,060)          (269,907)
                                                                                     ------------       ------------

Total distributions to shareholders                                                    (4,077,762)        (2,520,308)
                                                                                     ------------       ------------

Capital share transactions:

     Shares sold                                                                        3,262,731          1,478,715

     Shares issued in reinvestment of dividends                                         4,076,276          2,441,918

     Shares redeemed                                                                   (8,425,331)        (1,990,240)
                                                                                     ------------       ------------

                                                                                       (1,086,324)         1,930,393
                                                                                     ------------       ------------

     Total (decrease) increase in net assets                                           (2,044,265)         3,930,515
                                                                                     ------------       ------------

Net Assets:

   Beginning of period                                                                 33,297,405         29,366,890
                                                                                     ------------       ------------
   End of period                                                                     $ 31,253,140       $ 33,297,405
                                                                                     ============       ============


--------------------------------------------------------------------------------
(1) Certain prior year amounts were reclassified to conform to current year presentation.

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:                                                                       For the Period
                                                                         For the      For the     For the     For the    10/6/97 (a)
                                                                        Year Ended   Year Ended  Year Ended  Year Ended   through
                                                                          9/30/02      9/30/01     9/30/00     9/30/99   9/30/98
                                                                        ----------   ----------  ----------  ---------- ------------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                       $  9.20      $  8.63    $  8.51     $10.46    $ 10.00
                                                                           -------      -------    -------     ------    -------

     Net investment income                                                    0.42 (c)     0.72       0.57       0.43       0.51
     Net realized and unrealized gain (loss) on investments                   0.40         0.58       0.12      (0.28)      0.53
                                                                           -------      -------    -------     ------    -------
         Net increase from investment operations                              0.82         1.30       0.69       0.15       1.04
                                                                           -------      -------    -------     ------    -------

     Distributions from net investment income                                (1.15)       (0.65)     (0.57)     (0.43)     (0.58)
     Distributions from net realized gains                                      --        (0.08)        --      (1.67)        --
                                                                           -------      -------    -------     ------    -------
          Total distributions                                                (1.15)       (0.73)     (0.57)     (2.10)     (0.58)
                                                                           -------      -------    -------     ------    -------

     Net asset value, end of period                                        $  8.87      $  9.20    $  8.63     $ 8.51    $ 10.46
                                                                           =======      =======    =======     ======    =======

TOTAL  RETURN                                                                9.74%       15.51%      8.46%      1.86%     10.84%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                                   $31,253      $33,297    $29,367     $7,214    $31,654

Ratio of expenses to average net assets                                      0.85%        0.27%      0.26%      0.31%      0.26% (b)
Ratio of expenses to average net assets (excluding interest expense)         0.26%        0.26%      0.26%      0.26%      0.26% (b)
Ratio of expenses to average net assets (excluding waivers)                  1.15%        0.60%      0.68%      0.68%      0.60% (b)

Ratio of net investment income to average net assets                         4.73%        5.82%      6.67%      4.94%      5.39% (b)
Ratio of net investment income to average net assets (excluding waivers)     4.43%        5.49%      6.25%      4.57%      5.05% (b)

Portfolio turnover                                                            180%         189%       324%        78%       164%

--------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.
(c) Calculated using the average shares outstanding method.

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 40 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(A) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities, which are primarily traded on foreign securities exchanges, are normally valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices or on the basis of quotations provided by a pricing service or dealer which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of September 30, 2002, there were no securities valued in accordance with such fair value procedures.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2002, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                             Unrealized
                                                                 Value At      Foreign
Settlement  Currency           Currency           Contract     September 30,  Exchange
 Date       Amount              Sold               Amount          2002        (Loss)
----------  --------           --------           --------     -------------  --------
11/18/02   30,855,066   New Zealand Dollar      $14,393,888    $14,409,708   $(15,820)
11/27/02    4,999,329   European Currency Unit    4,891,843      4,925,350    (33,507)
                                                -----------    -----------   --------
                                                $19,285,731    $19,335,058   $(49,327)
                                                ===========    ===========   ========

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

                                                                              Unrealized
                                                                 Value At       Foreign
Settlement  Currency           Currency           Contract     September 30,   Exchange
 Date       Amount              Bought             Amount          2002       Gain/(Loss)
----------  --------           --------           --------     -------------  -----------
11/13/02        339,366     Great British Pound     $526,934      $531,244      $4,310
11/18/02     16,350,000     New Zealand Dollar     7,647,375     7,635,658     (11,717)
11/25/02     4 ,790,149     Canadian Dollar        3,041,944     3,014,048     (27,896)
                                                 -----------   -----------    --------
                                                 $11,216,253   $11,180,950    $(35,303)
                                                 ===========   ===========    ========


SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

REVERSE REPURCHASE AGREEMENTS: The Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.


Average daily balance of reverse repurchase
   agreements outstanding during the year
   ended September 30, 2002 ..................     $4,339,570
Weighted Average Interest Rate ...............          4.54%
Maximum Amount of reverse repurchase
   agreements outstanding at any month-end
   during the year ended September 30, 2002 1.    $19,287,993
Percentage of total assets ...................         36.20%
Amount of reverse repurchase agreements
   outstanding at September 30, 2002 .........           $ --
Percentage of total assets ...................             --


--------------------------------------------------------------------------------
1 The maximum amount of reverse repurchase agreements outstanding at any month end occurred on November 30, 2001.


FUTURES TRANSACTIONS: The Portfolio invests in financial futures contracts solely for the purposes of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION WRITING/PURCHASING: The Portfolio may write or purchase financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at September 30, 2002.

     OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

(B) TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services, BlackRock, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the year ended September 30, 2002, advisory fees and waiver for the Portfolio were as follows:



             GROSS                                              NET
           ADVISORY                                          ADVISORY
              FEE                   WAIVER                      FEE
              ---                   ------                      ---
            $65,609                 $58,432                    $7,177

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the year ended September 30, 2002, administration fees and waivers for the Portfolio were as follows:

              GROSS                                             NET
         ADMINISTRATION                                   ADMINISTRATION
              FEE                   WAIVER                      FEE
              ---                   ------                      ---
                $75,450               $39,925                  $35,525


     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

(C) PURCHASE AND SALES OF SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the year ended September 30, 2002 were $56,292,746 and $61,007,456 respectively. Purchases and sales of government securities for the year ended September 30,2002, were $18,158,945 and $8,172,937 respectively.

(D)  CAPITAL SHARES

Transactions in capital shares were as follows:
                                                         For the        For the
                                                          Year           Year
                                                          Ended         Ended
                                                         9/30/02        9/30/01
                                                         -------        -------

Shares sold . . . . . . . . . . . . . . . . . . . . .    369,196        162,319
Shares issued in reinvestment
of dividends . . . . . . . . . . . . . . . . . . . .     471,388        271,422
Shares redeemed . . . . . . . . . . . . . . . . . . .   (935,298)      (217,989)
                                                        --------       --------
Net increase/(decrease) . . . . . . . . . . . . . . .    (94,714)       215,752
                                                        ========       ========

On September 30, 2002, 4 shareholders held approximately 65% of the outstanding shares of the Fund.

(E) AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:

Capital paid-in .................................................  $30,083,049

Undistributed net investment income .............................    1,178,522

Accumulated net realized loss on investment transactions,
futures contracts and foreign exchange contracts ................   (1,238,123)

Net unrealized appreciation on investment transactions,
futures contracts and foreign exchange contracts ................    1,229,692
                                                                   -----------
                                                                   $31,253,140
                                                                   ===========


(F) FEDERAL TAX INFORMATION


     No provision is made for Federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no long-term capital gain distributions for the year ended September 30, 2002.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2002, attributable to realized foreign currency gains/(losses) and foreign futures realized gains/(losses) were reclassified to the following accounts:


                                                 INCREASE/          INCREASE/
                                                (DECREASE)         (DECREASE)
                              INCREASE/         ACCUMULATED       UNDISTRIBUTED
                             (DECREASE)        NET REALIZED      NET INVESTMENT
                           PAID IN-CAPITAL      GAIN (LOSS)          INCOME
                           ---------------      -----------      --------------

Strategic Portfolio I            --             $(2,348,815)      $2,348,815

These reclassifications had no effect on net assets or net asset value per share.

As of September 30, 2002, the components of distributable earnings/(accumulated losses) were as follows:

                         UNDISTRIBUTED  UNDISTRIBUTED    CAPITAL        POST-
                           ORDINARY       LONG-TERM       LOSS         OCTOBER
                            INCOME      CAPITAL GAIN  CARRYFOWARDS     LOSSES
                         -------------  ------------  ------------     -------

Strategic Portfolio I     $1,222,726         --        $(371,681)   $(1,525,221)

     Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.


At September 30, 2002, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                           EXPIRING SEPTEMBER 30
                                ----------------------------------------------

                                  2009              2010              TOTAL
                                  ----              ----              -----
Strategic Portfolio I           $276,180           $95,501            $371,681

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of BlackRock Funds:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Strategic Portfolio I (a portfolio of BlackRock Funds, hereafter referred to as the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

November 18, 2002
Philadelphia, Pennsylvania

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762. Institutional and service share class investors should call (800) 441-7450.


------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                                  NUMBER OF
                                        OFFICE (3)                                               PORTFOLIOS
NAME, ADDRESS,           POSITION(S)   AND LENGTH               PRINCIPAL OCCUPATION(S)            IN FUND       OTHER DIRECTORSHIPS
    AGE                HELD WITH FUND    OF TIME                DURING PAST FIVE YEARS             COMPLEX          HELD BY TRUSTEE
                                         SERVED                                                   OVERSEEN
                                                                                                 BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark (1)   Trustee         Since 1996     Retired; Treasurer of Princeton                 43
c/o BlackRock Funds                                   University from 1987 to 2001; Trustee,
100 Bellevue Parkway                                  The Compass Capital Group of Funds from
Wilmington, DE 19809                                  1987 to 1996; Trustee, Chemical Bank,
Age: 67                                               New Jersey Advisory Board from 1994
                                                      until 1995; Chairman of Board of
                                                      Trustees, American Red Cross - Central
                                                      N.J. Chapter; Trustee, Medical Center of
                                                      Princeton; and Trustee, United
                                                      Way-Greater Mercer County from
                                                      1996-1997.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink (2)   Trustee and     Since 2000     Director, Chairman and Chief Executive          43
BlackRock, Inc.        President                      Officer of BlackRock, Inc. since its
40 E. 52nd Street                                     formation in 1998 and of BlackRock,
New York, NY 10022                                    Inc.'s predecessor entities since 1988;
Age: 49                                               Chairman of the Management Committee and
                                                      Co-chair of the Investment Strategy
                                                      Group of BlackRock, Inc.; Treasurer
                                                      of BlackRock Funds from 2000 to 2002;
                                                      formerly, Managing Director of the First
                                                      Boston Corporation, Member of its
                                                      Management Committee, Co-head of its
                                                      Taxable Fixed Income Division and Head
                                                      of its Mortgage and Real Estate Products
                                                      Group; formerly, Chairman of the Board
                                                      and Director of BlackRock's closed-end
                                                      funds; Chairman of the Board and
                                                      Director of Anthracite Capital, Inc.;
                                                      Director of BlackRock's offshore funds
                                                      and alternative investment vehicles and
                                                      Chairman of the Board of Nomura
                                                      BlackRock Asset Management Co., Ltd.;
                                                      Director of the New York Stock Exchange;
                                                      Vice Chairman of the Board of Trustees
                                                      of Mount Sinai-New York University
                                                      Medical Center and Health System;
                                                      Co-Chairman of the Board of Trustees of
                                                      NYU Hospitals Center; and a Member of
                                                      the Board of Trustees of New York
                                                      University, NYU School of Medicine and
                                                      of Phoenix House.
------------------------------------------------------------------------------------------------------------------------------------
                                                                DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E. Eizenstat   Trustee         Since 2001   Partner, Covington & Burling           43
Covington & Burling                                          (law firm) (2001-Present);
1201 Pennsylvania Avenue, NW                                 Deputy Secretary of the
Washington, DC  20004                                        Treasury (1999-2001), Under
Age: 59                                                      Secretary of State for
                                                             Economic, Business and
                                                             Agricultural Affairs
                                                             (1997-1999), Under Secretary
                                                             of Commerce for International
                                                             Trade (1996-1997), Special
                                                             Representative of the
                                                             President and Secretary of
                                                             State on Holocaust Issues
                                                             (1995-2001), and U.S.
                                                             Ambassador to the European
                                                             Union, Department of State
                                                             (1993-1996), Government of
                                                             the United States of America;
                                                             Partner, Vice-Chairman and
                                                             Chairman of the Washington
                                                             Office, Powell, Goldstein,
                                                             Frazer & Murphy (1981-1993);
                                                             Director, Overseas Private
                                                             Investment Corporation
                                                             (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez        Trustee, Vice        Since 1996   Retired; Director of USX               43       Director and
c/o BlackRock Funds        Chairman and                      Corporation (a diversified                      Chairman of the
100 Bellevue Parkway       Chairman of                       company principally engaged                     Board, RTI
Wilmington, DE 19809       the                               in energy and steel                             International
Age: 58                    Nominating                        businesses) from 1991 to                        Metals, Inc.;
                           Committee                         2001, Vice Chairman and Chief                   Director, Eastman
                                                             Financial Officer from 1994                     Chemical Company.
                                                             to 2001; Executive Vice
                                                             President - Accounting and
                                                             Finance and Chief Financial
                                                             Officer from 1991 to 1994;
                                                             Director and Chairman of the
                                                             Executive Committee, ACE
                                                             Limited (insurance company).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  TERM OF                                        NUMBER OF
                                                 OFFICE (3)                                     PORTFOLIOS
NAME, ADDRESS,               POSITION(S)        AND LENGTH     PRINCIPAL OCCUPATION(S)            IN FUND       OTHER DIRECTORSHIPS
    AGE                    HELD WITH FUND         OF TIME      DURING PAST FIVE YEARS             COMPLEX          HELD BY TRUSTEE
                                                  SERVED                                         OVERSEEN
                                                                                                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Dr. Judith Rodin           Trustee              Since 2001   President, Professor of                43       Director, Aetna,
President                                                    Psychology (School of Arts                      Inc.; Director, AMR
University of Pennsylvania                                   and Sciences), and Professor                    Corporation;
Office of the President                                      of Medicine and Psychiatry                      Director, Electronic
100 College Hall                                             (School of Medicine),                           Data Systems
Philadelphia, PA 19104-6380                                  University of Pennsylvania                      Corporation.
Age: 58                                                      (1994-present); Provost
                                                             (1992-1994), Dean of Graduate
                                                             School of Arts and Sciences
                                                             (1991-1992), and Chair of
                                                             Psychology Department
                                                             (1989-1991), Yale University.
------------------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.   Trustee and          Since 1996   Chairman, Wilmerding &                 44 (4)
Rosemont Business Campus   Chairman of                       Associates, Inc. (investment
Building One, Suite 100    the Board                         advisers) since 1989;
919 Conestoga Road                                           Director, Beaver Management
Rosemont, PA 19010                                           Corporation (land management
Age: 67                                                      corporation); Managing
                                                             General Partner, Chestnut
                                                             Street Exchange Fund;
                                                             Director, Peoples First, The
                                                             Peoples Bank of Oxford;
                                                             Director Emeritus, The Mutual
                                                             Fire, Marine and Inland
                                                             Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Paul Audet                 Treasurer            Since 2002   Managing Director and Chief
BlackRock, Inc.                                              Financial Officer of
40 E. 52nd Street                                            BlackRock, Inc. since 1998;
New York, NY 10022                                           Treasurer of BlackRock
Age: 49                                                      Provident Institutional
                                                             Funds since 2001; Senior
                                                             Vice President of PNC Bank
                                                             Corp. from 1991 to 1998.

------------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley              Assistant            Since 2000   Managing Director, BlackRock
BlackRock, Inc.            Secretary                         Advisors, Inc. since May
40 E. 52nd Street                                            2000; First Vice President
New York, NY 10022                                           and Operating Officer,
Age: 40                                                      Mergers and Acquisitions
                                                             Group (1997-2000), First
                                                             Vice President and Operating
                                                             Officer, Public Finance
                                                             Group (1995-1997), and First
                                                             Vice President, Emerging
                                                             Markets Fixed Income
                                                             Research (1994-1995),
                                                             Merrill Lynch & Co.

------------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson            Assistant            Since 1998   Vice President and Director
PFPC Inc.                  Treasurer                         of Mutual Fund Accounting
103 Bellevue Parkway                                         and Administration, PFPC
Wilmington, DE 19809                                         Inc. since November 1997;
Age: 38                                                      Assistant Vice President,
                                                             PFPC Inc. from March 1997 to
                                                             November 1997; Senior
                                                             Accounting Officer, PFPC
                                                             Inc. from March 1993 to
                                                             March 1997.


------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Secretary            Since 1997   Director and Senior Counsel
BlackRock Advisors, Inc.                                     (since January 2001), and
100 Bellevue Parkway                                         Vice President and Senior
Wilmington, DE 19809                                         Counsel (1998-2000),
Age: 43                                                      BlackRock Advisors, Inc.;
                                                             Senior Counsel, PNC Bank
                                                             Corp. from May 1995 to April
                                                             1998; Associate, Stradley,
                                                             Ronon, Stevens & Young, LLP
                                                             from March 1990 to May 1995.

------------------------------------------------------------------------------------------------------------------------------------

*   William O. Albertini, a disinterested Trustee of the Fund since 1996, resigned from the board in November 2002.

(1) Mr. Clark may be deemed an interested person of the Fund due to certain family relationships with employees of PNC Bank.

(2) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(3) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until he or she (1) is replaced by the Board of Trustees or (2) resigns.

(4) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial
    Management, Inc. and BlackRock Institutional Management Corporation.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

INVESTMENT ADVISER                    CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Advisors, Inc.              PFPC Inc.
Wilmington, Delaware 19809            Wilmington, Delaware 19809

CUSTODIAN                             DISTRIBUTOR
PFPC Trust Co.                        BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153      King of Prussia, Pennsylvania 19406

                                      CO-ADMINISTRATOR
                                      BlackRock Advisors, Inc.
                                      Wilmington, Delaware 19809

                                      COUNSEL
                                      Simpson Thacher & Bartlett
                                      New York, New York 10017

                                      INDEPENDENT ACCOUNTANTS
                                      PricewaterhouseCoopers LLP
                                      Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------